Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of June 23, 2014 (the “Amendment”) to the Credit Agreement dated as of November 29, 2013 (the “Credit Agreement”) among MARTIN MARIETTA MATERIALS, INC. (the “Borrower”), the lenders listed therein (collectively, the “Lenders”; individually, a “Lender”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

The parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments to the Credit Agreement.

(a)            Section 1.01 of the Credit Agreement is amended by adding (in appropriate alphabetical order), the following defined terms:

“2014 Transaction” means the transactions entered into pursuant to or in connection with that certain Agreement and Plan of Merger, dated as of January 27, 2014 among the Borrower and Project Holdings, Inc., a subsidiary of the Borrower, under which the Borrower shall acquire all of the outstanding shares of Texas Industries.

“Texas Industries” means Texas Industries, Inc. a Delaware corporation.

“TXI Notes” means the 9.25% senior notes due 2020 of Texas Industries.

(b)            The following definition in Section 1.01 of the Credit Agreement is amended and restated as to read in its entirety as follows:

“Consolidated EBITDA” means, for any period, net income (or net loss) (before discontinued operations) plus the sum of (a) consolidated interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, (e) depletion expense, (f) stock based compensation expense, (g) any non-cash losses or expenses from any unusual, extraordinary or otherwise non-recurring items as reasonably determined by the Borrower, (h) any fees, costs or expenses for such period relating to the 2014 Transaction incurred on or prior to the closing of the 2014 Transaction, in an aggregate amount for all periods not to exceed $95,000,000, (i) any integration or similar costs or expenses in connection with the 2014 Transactions incurred during any period prior to and including the second anniversary of the closing of the 2014 Transaction, in an aggregate amount for all periods during such time not to exceed $70,000,000 and (j) any make-whole fees incurred in connection with the redemption of the TXI Notes, and minus (x) consolidated interest income and (y) the sum of the amounts for such period of any income tax benefits and any income or gains from any unusual, extraordinary or otherwise non-recurring items as reasonably determined by the Borrower, in each case determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP and in the case of items (a) through (j) and items (x) and (y), to the extent such amounts were included in the calculation of net income. For the purpose of calculating Consolidated EBITDA for any period, if during such period the Borrower or any Subsidiary shall have made an acquisition or a disposition, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such acquisition or disposition, as the case may be, occurred on the first day of such period.

(c)            The first paragraph of Section 5.09 of the Credit Agreement is amended and restated in its entirety to read in full as follows:

Leverage Ratio. The Leverage Ratio shall not exceed (x) 3.75 to 1.00 as of the last day of the fiscal quarter ended September 30, 2014 and (y) 3.50 to 1.00 as of the last day of any other fiscal quarter; provided that, in the case of clause (y), if (i) Consolidated Debt has increased in connection with a Specified Acquisition that has been consummated within such fiscal quarter or the fiscal quarter immediately prior to such fiscal quarter, (ii) as a consequence of such Specified Acquisition, the rating of long-term unsecured debt of the Borrower has not been suspended, withdrawn or fallen below BBB by Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.) or Baa2 by Moody’s Investors Service, Inc. and (iii) the Borrower has stated in the compliance certificate delivered pursuant to Section 5.01(a) for such fiscal quarter that the conditions set forth in clauses (i) and (ii) above have been satisfied (and specifying the date of such Specified Acquisition), then, the additional Consolidated Debt incurred in connection with such Specified Acquisition shall be excluded from Consolidated Debt for purposes of calculating the Leverage Ratio, but only if the Leverage Ratio determined at such time but calculated without giving effect to such exclusion does not exceed 3.75 to 1.00.

Section 3. Representations of the Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement (except the representations and warranties set forth in Sections 4.04(c), 4.05, 4.06, 4.08, 4.13 and 4.14) shall be true in all material respects on and as of the Amendment Effective Date, except to the extent they expressly relate to an earlier date in which case they shall be true in all material respects as of such earlier date will be true on and as of the Amendment Effective Date and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page hereto by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof.

Section 6. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions (such date, the “Amendment Effective Date”):

(a)            Executed Amendment. The Administrative Agent shall have received from each of the Borrower and Lenders comprising the Required Lenders a counterpart hereof signed by such party.

(b)            Fees. The Administrative Agent shall have received a consent fee for the account of each Lender that consents to this Amendment by executing and delivering a signature page to this Amendment to the Administrative Agent appropriately completed on or prior to 5:00 p.m., New York City time, on June 20, 2014, in an amount equal to 0.05% of the sum of such Lender’s Commitment, and, without duplication, any Committed Loans or Letters of Credit, as applicable, under the Credit Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MARTIN MARIETTA MATERIALS, INC.

By:	/s/ Anne H. Lloyd
Name: /s/ Anne H. Lloyd
Title: EVP and Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Robert D. Bryant
Name: Robert D. Bryant
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ Jack M. Frost
Name: Jack M. Frost
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:	SUNTRUST BANK

	By:	/s/ Vinay Desai
Name: Vinay Desai
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Andrew G. Payne
Name: Andrew G. Payne
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

	By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Richard C. Brown
Name: Richard C. Brown
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:	NORTHERN TRUST COMPANY

	By:	/s/ John Canty
Name: John Canty
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:	Regions Bank

	By:	/s/ Anthony LeTrent
Name: Anthony LeTrent
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:	The Bank Of Tokyo-Mitsubishi UFJ, LTD

	By:	/s/ Mustafa Khan
Name: Mustafa Khan
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:	Comerica Bank

	By:	/s/ Matthew A. Rybinski
Name: Matthew A. Rybinski
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]